Exhibit 10.1
Terms of Amendment and Waiver to
Registration Rights Agreement, dated as of August 6, 2007, among
International Fight League, Inc. and the several purchasers signatory thereto
International Fight League, Inc. (the “Company”) entered into a Registration Rights Agreement (the “Agreement”), dated as of August 6, 2007, among the Company and the several purchasers signatory thereto. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.
The Company and Purchasers have agreed to amend the Agreement as follows:
The definition of the “Effectiveness Deadline” and “Filing Deadline” in the Agreement are amended in their entirety as follows:
     “Effectiveness Deadline” means, with respect to the Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the earlier of: (i) the 84th calendar day following the Closing Date; provided, that, if the Commission reviews and has written comments to the filed Registration Statement, then the Effectiveness Deadline under this clause (i) shall be the 114th calendar day following the Closing Date, and (ii) the fifth (5th) Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of the Registration Statement may be accelerated.
     “Filing Deadline” means, with respect to the Registration Statement required to be filed pursuant to Section 2(a), the 66th calendar day following the Closing Date.
The Purchasers have agreed to waive their right to a damage payment from the Company as set forth in Section 2(c) of the Agreement resulting from the Company’s failure to file a registration statement on or before October 5, 2007 in accordance with the original terms of the Agreement.
The foregoing amendments, waivers, consents and agreements by the Purchasers have been given solely in respect of the transactions described herein. Except as expressly set forth herein, all of the terms and conditions of the Transaction Documents (as defined in the Purchase Agreement) shall continue in full force and effect. The Company has not offered or paid an consideration to any person to amend or consent to the amendments and/or waivers set forth above.
The amendments and waivers contained herein have been approved by Purchasers representing a majority of the Registrable Securities issued at the Closing.